                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2000, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 15, 2000                            /s/ Frank A. Godchaux III
                                              ----------------------------------
                                              Frank A. Godchaux III,
                                              Chairman of the Board of Directors

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2000, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 15, 2000                       /s/ Charles R. Godchaux
                                         ---------------------------------------
                                         Charles R. Godchaux,
                                         Vice Chairman of the Board of Directors

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2000, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 15, 2000                                  /s/ Katherine G. Derby
                                                    ---------------------------
                                                    Katherine G. Derby, Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2000, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 15, 2000                                    /s/ W. Elton Kennedy
                                                      --------------------------
                                                      W. Elton Kennedy, Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2000, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 15, 2000                                     /s/ E. James Lowrey
                                                       -------------------------
                                                       E. James Lowrey, Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2000, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 15, 2000                                    /s/ Theresa G. Payne
                                                      --------------------------
                                                      Theresa G. Payne, Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2000, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 15, 2000                               /s/ Thomas B. Walker, Jr.
                                                 -------------------------------
                                                 Thomas B. Walker, Jr., Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2000, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 15, 2000                                     /s/ Patrick W. Rose
                                                       -------------------------
                                                       Patrick W. Rose, Director